UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported) March 28, 2001

                          Aqua Vie Beverage Corporation
             (Exact name of registrant as specified in its chapter)

       Delaware                       000-24801                 820506425
(State or other jurisdiction)   (Commission File Number)      (IRS Employer
                                                           Identification No.)

333 South Main St. P.O. Box 6759, Ketchum, Idaho                   83340
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               (Address)                                       (zip code)

         Registrant's telephone number, including area code 208-622-7792


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          (former name or former address, if changed since last report)


ITEM 5. Other Events

         On  March  29,  2001,  Aqua Vie  Beverage  Corporation  ("AVBC"  or the
"Corporation") entered into an Agreement with Lyons Magnus, Inc. ("Lyons") [Fresno, Calif.], a large contract bottling company, which Agreement had been finalized during the week of March 26, 2001. Essentially, the terms of the Agreement provide for financing of production and shipment of Aqua Vie product, without fixed limit as to quantity of product or duration of Agreement, based upon receipt of purchase orders. Lyons has agreed to finance production, without finance charges or interest, and without any consideration in the form of stock of the Corporation.

         Production under this Agreement commenced during the week of April 1, 2001 and shall continue without specified time limit.

         A copy of the March 28, 2001 news release announcing the finalization of this Agreement is attached hereto as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUA VIE BEVERAGE CORPORATION

Date: April 6, 2001                         By: /s/ Thomas Gillespie
                                            ------------------------------------
                                                    Thomas Gillespie
                                                    President, Director

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